QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ORTHOMETRIX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration No.:
	(3)	Filing Party:
	(4)	Date Filed:

ORTHOMETRIX, INC.
106 Corporate Park Drive, Suite 102
White Plains, New York 10604
(914) 694-2285

May 14, 2004

To the Stockholders of Orthometrix, Inc.:

        The 2004 annual meeting of Stockholders (the "Annual Meeting") of Orthometrix, Inc. (the "Company") will be held on Thursday, June 10, 2004 at 10:00 a.m., local time, at the East Ridge Conference Center located in the lobby of 707 Westchester Avenue, White Plains, New York 10604.

        Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully. The Company's 2003 Annual Report is also enclosed and provides additional information regarding the financial results of the Company during the fiscal year ended December 31, 2003.

        On behalf of the Board of Directors and employees of the Company, I cordially invite all stockholders to attend the Annual Meeting. It is important that your shares be voted on matters that come before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, I urge you to promptly complete, sign, date and return the enclosed proxy card in the prepaid envelope provided. If you attend the Annual Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Annual Meeting, you may revoke such proxy at any time prior to the Annual Meeting by executing another proxy bearing a later date or providing written notice of such revocation to James J. Baker, Secretary of the Company.

Sincerely,
/s/ REYNALD G. BONMATI Reynald G. Bonmati President and Chairman of the Board of Directors

ORTHOMETRIX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on June 10, 2004

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Orthometrix, Inc., a Delaware corporation (the "Company"), will be held at the East Ridge Conference Center located in the lobby of 707 Westchester Avenue, White Plains, New York 10604, at 10:00 a.m., local time, on June 10, 2004 for the following purposes:

          1.     To elect all six members of the Company's Board of Directors to serve until their successors have been duly elected and qualified;

          2.     To consider and vote upon a proposal to ratify the selection of Radin, Glass & Co., LLP as the Company's independent auditors for the fiscal year ending December 31, 2004; and

          3.     To consider and vote upon such other matter(s) as may properly come before the Annual Meeting or any adjournment(s) thereof.

        The close of business on May 7, 2004 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. Only holders of record of Common Stock of the Company on that date are entitled to vote at the Annual Meeting or any adjournment(s) thereof.

        If you would like to attend the Annual Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Annual Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote such shares at the Annual Meeting, you must obtain a proxy issued in your name from the nominee.

        You can ensure that your shares are voted at the Annual Meeting by signing, dating and marking the enclosed proxy card and promptly returning it in the postage prepaid envelope provided. Returning the proxy will not affect your right to attend the Annual Meeting and to vote in person, but will ensure your representation if you cannot attend. If you hold shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of these proxy materials. If so, please sign, date, mark and return each of the proxy cards that you receive so that all of your shares may be voted. You may revoke your proxy at any time before it is voted by either (i) giving written notice to the Secretary of the Company at 106 Corporate Park Drive, Suite 102, White Plains, New York 10604, (ii) signing, marking and returning a later-dated proxy card or (iii) voting in person at the Annual Meeting.

        Whether or not you expect to attend, YOU ARE URGED TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

By Order of the Board of Directors,
/s/ JAMES J. BAKER James J. Baker Secretary
White Plains, New York May 14, 2004

PROXY STATEMENT

ORTHOMETRIX, INC.

106 Corporate Park Drive, Suite 102
White Plains, New York 10604
(914) 694-2285

Annual Meeting of Stockholders
To be Held on June 10, 2004

GENERAL INFORMATION

        This Proxy Statement and accompanying proxy card are being mailed on or about May 14, 2004 to holders of record as of May 7, 2004, of Common Stock, par value $0.0005 per share, of Orthometrix, Inc. (the "Company") in connection with the solicitation by the Board of Directors (the "Board of Directors") of a proxy in the enclosed form for the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at 10:00 a.m., local time on Thursday, June 10, 2004 at the East Ridge Conference Center located in the lobby of 707 Westchester Avenue, White Plains, New York 10604. The principal executive offices of the Company are located at 106 Corporate Park Drive, Suite 102, White Plains, New York 10604.

        A proxy card is enclosed for your use. YOU ARE REQUESTED ON BEHALF OF THE BOARD OF DIRECTORS TO PROMPTLY SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which requires no postage if mailed in the United States.

        If the enclosed proxy card is properly executed and returned in time to be voted at the Annual Meeting, the shares represented by it will be voted in accordance with the instructions marked on the card. If you return your signed proxy card, but do not indicate any voting preferences, your proxy will be voted "FOR" each of the proposals, and in the discretion of the proxies named in your proxy card as to any other matters that may properly come before the Annual Meeting. Please sign your name exactly as it appears on the proxy card.

        Any stockholder who has given a proxy may revoke his or her proxy by executing a proxy bearing a later date or by delivering written notice of revocation of his or her proxy to the Secretary of the Company at the Company's executive offices at any time prior to the meeting or any adjournment(s) thereof. Any stockholder who attends the Annual Meeting in person, or any adjournment(s) thereof, may revoke any proxy previously given and vote, instead, by ballot.

Record Date; Outstanding Shares

        The close of business on May 7, 2004 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof.

        As of May 7, 2004, there were [29,544,621] shares of Common Stock issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting. The Company has no other class of voting securities entitled to vote, and the Company's stockholders do not have cumulative voting rights. The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, either in person or represented by properly executed proxies, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The accompanying proxy card is intended to permit a stockholder as of May 7, 2004 to vote at the Annual Meeting on the proposals described in this Proxy Statement, whether or not such stockholder attends the Annual Meeting in person. Persons who acquire shares of Common Stock after the close of business on May 7, 2004 will not be entitled to vote such shares at the Annual Meeting by proxy or by voting at the Annual Meeting in person, unless properly authorized by the record holder of such shares as of such date. If there are not sufficient shares represented in person or by proxy at the Annual Meeting to constitute a quorum, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Annual Meeting in the manner set forth above.

        With respect to the election of directors, you may vote in favor of all six nominees, or withhold your votes as to all nominees, or withhold your votes as to specific nominees. Checking the box that withholds authority to vote for a nominee is the equivalent of abstaining. The six nominees who receive the greatest number of votes cast for the election of directors by shares entitled to vote and present in person or by proxy at the Annual Meeting will be elected directors.

        With respect to each of the proposals other than the election of directors, you may vote in favor of the proposal, against the proposal, or abstain from voting. The proposal to ratify the selection of Radin, Glass & Co., LLP ("Radin Glass") as the Company's independent auditors for the fiscal year ending December 31, 2004 will be adopted and approved by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting.

        Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. With respect to Proposal 2, abstentions will be treated as "no" votes and therefore, may affect the vote required for such proposal. Under the General Corporation Law of the State of Delaware, directors are elected by plurality, rather than a majority. As a result, abstentions will be excluded from, and have no affect on, the vote required for the election of directors.

        Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors and certain other "routine" matters if the clients have not timely furnished voting instructions prior to the Annual Meeting. Other proposals involving "non-routine" matters are "non-discretionary;" brokers who have not received voting instructions from their clients do not have discretion to vote on those proposals. When a broker votes a client's shares on some, but not all, of the proposals at a meeting, the missing votes are referred to as "broker non-votes." Proposals 1 and 2, however, involve only routine matters and, therefore, will have no effect on the outcome of such proposals.

        The expense of preparing, printing and mailing proxy solicitation materials will be borne by the Company. In addition, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of Common Stock.

        The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2003 (the "Annual Report"), which contains the Company's Form 10-K for such year including financial statements, is enclosed with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Company's By-Laws authorize the Board of Directors to fix the number of directors of the Company. Currently, the number of directors is fixed at six. The Board of Directors has nominated the six persons named below to serve as directors until the 2005 Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal. Each nominee, with the exception of William Orr, is presently a director of the Company and was reelected to the Board at the 2003 Annual Meeting of Stockholders. The Board of Directors believes that each of the nominees will stand for election and will serve if elected. Each of the nominees has consented to serve as a director of the Company, if elected, and named in this Proxy Statement. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may (i) designate a substitute nominee or nominees, in which case the persons named on the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee(s), (ii) allow the vacancy to remain open until a suitable candidate or candidates are located or (iii) by resolution, provide for fewer directors. Proxies for this Annual Meeting may not be voted for more than six nominees.

        Set forth below is certain information with respect to each nominee for election as a director of the Company at the Annual Meeting (based solely upon information furnished by such person).

        Reynald G. Bonmati, age 56, founded the Company in December 1993. He has served as a director of the Company since its formation and as Chairman of the Board, President and Treasurer of the Company since January 1994. Mr. Bonmati has served, and is currently serving, as President of Bones L.L.C. a private investment firm, since its formation in1997. Mr. Bonmati received B.S. and M.S. degrees from the Institute National Superieur de Chimie Industrielle, France, an M.S. degree from the Ecole Nationale Superieure du Petrole et des Moteurs, France, and an MBA degree from the University of Paris, France.

        Michael W. Huber, age 76, has served as a director of the Company since May 1995. He is retired Chairman, Chief Executive Officer, and director of J.M. Huber Corporation, a diversified family-owned company engaged in natural resource development, specialty chemical and wood product manufacturing.

        Neil H. Koenig, C.P.A., age 53, has served as Chief Financial Officer of the Company since September 2002. From 2001 to 2003, Mr. Koenig served as Interim Chief Financial Officer of First Union Real Estate Equity and Mortgage Investments, a publicly traded real estate investment trust. Since 1981, Mr. Koenig has served as a managing partner of Imowitz Koenig & Co., LLP, a certified public accounting firm and since 1999 he has served as the managing member of the Real Estate Systems Implementation Group, LLC, a consulting company serving the real estate industry. Mr. Koenig received a B.S. degree from Farleigh Dickinson University and a MBA degree from Fordham University.

        André-Jacques Neusy, M.D., age 60, has served as a director of the Company since September 1997. Dr. Neusy is a research scientist and attending physician at Tisch Hospital Center/NYU Medical Center and the Medical Director of the Dialysis Unit and Chief of Nephrology at Bellevue Hospital Center in New York City. He has been associated with both hospitals since 1978. Dr. Neusy is also Associate Professor of Clinical Medicine at New York University School of Medicine and Attending Physician in Nephrology at the New York Veteran's Administration Hospital. Dr. Neusy received a B.A. degree from the International School in Lubumbashi, Zaire, and an M.D. degree from the Free University of Brussels Medical School.

        William Orr, age 64, has been nominated by the Board of Directors of the Company to serve as a Director of the Company subject to approval of the Shareholders on June 10, 2004. Since 2003,

Mr. Orr has served as an officer and a director of First Global Services, an investment company with interests in publicly traded companies and real estate. Prior to 1974, he was an officer and a director of Botany Industries, a Fortune 500 company, and of several of its subsidiaries. He then founded and became President of both North American Agriculture Corp. and OTR Transportation through its Jackson & Johnson subsidiary, which were both sold in 1997. He was President of Jake's Products, Inc., a commodities business until it was sold in 1996 and President of JPI Transfer, a commodities tanker operation, which was merged into Jackson & Johnson and sold in 1997. Mr. Orr holds a B.S. degree in Biochemistry from Wake Forest College.

        Albert S. Waxman, Ph.D., age 64, has served as a Director of the Company since January 1994. Dr. Waxman is a co-founder and Senior Managing Member of Psilos Group Managers, LLC, a venture capital firm specializing in e-health and healthcare services investments since 1998. Prior to co-founding Psilos, Dr. Waxman was, from 1993 to 1998, Chairman and Chief Executive Officer of Merit Behavioral Care Corporation, a healthcare company. Dr. Waxman is Chairman of the Board of Directors of several Psilos portfolio companies, including Healthcare, Inc., e-Health Direct, and Active Health Management. Dr. Waxman received a B.S.E.E. degree from City College of New York and M.A. and Ph.D. degrees from Princeton University. He serves on the Advisor Council of Princeton University's School of Engineering and Applied Sciences.

Vote Required For Approval

        The vote of a plurality of the holders of the shares of Common Stock present in person or represented by duly executed proxies at the Annual Meeting for the election of a given nominee is necessary to elect such nominee as a director of the Company. Accordingly, the six director nominees receiving the greatest number of votes cast will be elected, regardless of the number of votes withheld for the election of such director nominees. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed, be voted FOR the election of the six persons nominated to serve as directors.

        The Board of Directors unanimously recommends that stockholders vote FOR the election of the six persons nominated to serve as directors.

Board Organization and Meetings

        During the year ended December 31, 2003, the Board of Directors held two meetings and acted on three other occasions by unanimous written consent. Each director attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors held in fiscal year 2003 during his tenure as a director or member of the committee on which he served.

        There are two standing committees:

        Audit Committee.    The Audit Committee was established in June 1995 in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and consists of Michael W. Huber (Chairman) and James J. Baker. The Audit Committee: (i) makes recommendations to the Board of Directors with respect to the independent accountants who conduct the annual audit of the Company's financial statements; (ii) reviews the scope of the annual audit and meets with the Company's independent accountants to review their findings and recommendations; (iii) approves major accounting policies or changes thereto; and (iv) periodically reviews principal internal controls to assure that the Company is maintaining an adequate and effective system of financial controls. The Audit Committee is governed by an Audit Committee Charter adopted by the Board of Directors, a copy of which is set forth as Appendix A to this Proxy Statement. The members of the Audit Committee are "independent", using the independence standard adopted by the NASDAQ Stock Market. The Audit Committee held four meetings in fiscal year 2003.

        The Board of Directors has determined that Michael W. Huber is the Audit Committee financial expert as defined by the SEC.

        Compensation Committee.    The Compensation Committee was established in June 1995 and consists of James J. Baker, not up for re-election, he will be replaced on the Compensation Committee by another independent board member (Chairman), Michael W. Huber and André-Jacques Neusy. None of such members are, or ever were, executive officers or employees of the Company. During the last fiscal year, none of the executive officers of the Company served on the Board of Directors or on the compensation committee of any other entity, any of whose executives served on the Board of Directors. The Compensation Committee periodically determines the amount and form of compensation and benefits payable to all principal officers and certain other management personnel. This Committee also performs duties of administration with respect to the Company's Amended and Restated 1994 Stock Option and Incentive Plan and the Company's 2000 Non-Employee Directors' and Consultants' Stock Option Plan. The Compensation Committee held three meetings during fiscal year 2003.

        Nominating Committee.    The Company does not have a standing nominating committee or committee performing similar functions, and, accordingly does not have a committee charter. The entire Board of Directors participates in the consideration of director nominees, therefore, fulfilling the role of a nominating committee.

        The procedures for stockholders to nominate persons to serve as directors are set forth in the Company's By-Laws. Stockholders wishing to submit nominations should notify the Company at its principal executive offices, located at 106 Corporate Park Drive, Suite 102, White Plains, New York 10604. In order to be considered by the Board of Directors, nominations must be in writing and addressed to the Secretary of the Company and must be received by the Company on or before the deadline for the receipt of stockholder proposals. See "Submission of Stockholder Proposals." The Board of Directors evaluates each candidate, including incumbents, based on the same criteria. Once the candidate has been contacted and accepts being considered as a nominee, the Board of Directors will review the candidate's résumé and other credentials and analyze the expertise and experience that the candidate would provide to the Board of Directors and the Company.

Stockholder Communications with the Board of Directors

        The Company does not have a formal policy by which stockholders may communicate directly with directors, but any stockholder who wishes to send communications to the Board of Directors should deliver such communications to the Secretary of the Company at the principal executive offices of the Company located at 106 Corporate Park Drive, Suite 102, White Plains, New York 10604. The Secretary is responsible for determining, in consultation with other officers of the Company and advisers, as appropriate, which (and the manner that) stockholder communications will be relayed to the Board of Directors.

Compensation of Directors

        Under the 2000 Non-Employee Directors' and Consultants' Stock Option Plan, each non-employee director receives options to acquire shares of Common Stock, vesting in four equal annual installments, commencing on the first anniversary of the date of grant, at an exercise price per share not lower than the market value on the date of grant. A grant to acquire 50,000 shares is effective on the date of the Director's first election to the Board of Directors and a grant to acquire 5,000 shares is effective on the date of the Director's re-election to the Board of Directors. Directors who are employees of the Company do not receive additional compensation for serving as directors. No member of the Board of Directors was paid compensation during the 2003 fiscal year for his service as a director or member of any committee established by the Board of Directors of the Company, other than pursuant to the standard compensation arrangements described above.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT AUDITORS

        Upon recommendation of the Audit Committee and subject to ratification by the stockholders, the Board of Directors has appointed Radin, Glass & Co., LLP ("Radin, Glass") as independent public accountants to examine the Company's financial statements for the fiscal year ending December 31, 2004. Representatives of Radin, Glass are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from those attending the meeting.

        On September 13, 2002, the Board of Directors approved the appointment of Neil H. Koenig as Chief Financial Officer of the Company. Effective with the appointment, Imowitz Koenig & Co., LLP ("Imowitz Koenig") resigned as the Company's independent accountant, since Mr. Koenig's status as managing partner of Imowitz Koenig creates a lack of independence between the Company and Imowitz Koenig. On September 13, 2002, the Board of Directors approved the appointment of Radin, Glass as its independent accountant. See the Company's Form 8-K filed with the SEC on September 13, 2002. Imowitz Koenig had been engaged as the Company's independent accountants since January 29, 2002, when it replaced Deloitte & Touche LLP ("Deloitte & Touche"). See the Company's Form 8-K filed with the SEC on February 5, 2002.

        The reports of Radin, Glass on the financial statements of the Company for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion other than raising substantial doubt about the Company's ability to continue as a going concern and was not otherwise qualified or modified as to uncertainty, audit scope or accounting principles for the years then ended. Similarly, the report of Imowitz Koenig on the financial statements of the Company for the fiscal year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and other than raising substantial doubt about the Company's ability to continue as a going concern was not otherwise qualified or modified as to uncertainty, audit scope or accounting principles, during the period of its engagement or the interim period to the date of its resignation. The reports of Deloitte & Touche on the financial statements of the Company contained no adverse opinions or disclaimers of opinion, and, other than raising substantial doubt about the Company's ability to continue as a going concern for the fiscal year ended December 31, 2000, were not modified as to uncertainty, audit scope or accounting principles during the two fiscal years ended December 31, 2000 and 1999 or the interim period to January 29, 2002, the date of its dismissal.

        In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2001 and December 31, 2000, and in the subsequent interim period preceding the resignation, there were no disagreements with either Imowitz Koenig or Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of either Imowitz Koenig or Deloitte & Touche would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

        In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2001 and 2000, and through the subsequent interim period prior to September 13, 2002 preceding the resignation of Imowitz Koenig, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

        The Company provided Imowitz Koenig with a copy of the disclosures which the Company is making in this Proxy Statement and has requested that Imowitz Koenig furnish it with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter dated September 13, 2002 was filed as Exhibit 16.1 to the Company's Form 8-K.

        On September 13, 2002, the Board of Directors approved the appointment of Radin, Glass as the Company's independent accountant. The Company has not consulted with Radin, Glass during the previous two fiscal years and the interim periods to date on any matters which were the subject of any disagreement or with respect to any "reportable event" as that term is defined in Item 304 of Regulation S-K or the type of audit opinion that might be rendered on the Company's financial statements.

Vote Required For Approval

        The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxies at the Annual Meeting and entitled to vote is required to ratify the appointment of the Company's independent accountants.

        The Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Radin, Glass & Co., LLP as independent accountants to examine the Company's financial statements for the fiscal year ending December 31, 2004.

STOCK OWNERSHIP

        The following table sets forth information regarding the beneficial ownership of the Common Stock as of May 7, 2004 (except as otherwise indicated) by (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director and nominee to be a director, (iii) each named executive officer (as defined below) and (iv) all directors and executive officers as a group. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

Name of Beneficial Owner	Shares of Common Stock(1)	Percent of Common Stock(1)
Reynald G. Bonmati(2)	20,240,690	63.0%
Albert S. Waxman(3)	1,698,078	5.7%
James J. Baker(4)	345,290	1.2%
Michael W. Huber(5)	2,415,016	8.0%
André-Jacques Neusy(6)	57,500	*
Neil H. Koenig(7)	547,500	1.8%
All directors and officers of the Company as a group (six persons)(2), (3), (5), (6) and (7)	25,304,074	76.4%
Total shares of Common Stock issued and outstanding	29,544,621	100.0%

*
Less than 1%.

(1)
Calculated pursuant to Rule 13d-3(d) of the Exchange Act. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days of a determination date are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by any other person.

(2)
Includes 1,380,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of May 7, 2004. Includes warrants to purchase up to 1,180,000 shares of Common Stock at an exercise price equal to $0.05 (market price at the time of the grant), issued in connection with loans made by Mr. Bonmati to the Company since January 2003. Includes 12,531,916 shares of Common Stock held of record by Bones, L.L.C., that Mr. Bonmati may be deemed to beneficially own due to his relationship with such entity. Mr. Bonmati is a managing member of Bones, L.L.C. Such beneficial ownership is disclaimed by Mr. Bonmati, except to the extent of his proportionate interest in such entities. Also includes 1,081,878 shares of Common Stock held by Mr. Bonmati's wife, as a trustee for their children, with respect to which Mr. Bonmati disclaims beneficial ownership.

(3)
Includes 12,500 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of May 7, 2004.

(4)
Includes 25,000 shares issuable pursuant to stock options exercisable within 60 days of May 7, 2004. Also includes a warrant to purchase up to 25,000 shares of Common Stock at an exercise price equal to $0.05 (market price at the time of the grant), in connection with loans made by Mr. Baker to the Company since January 2003 and 295,290 shares of Common Stock held by Mr. Baker's wife, with respect to which Mr. Baker disclaims beneficial ownership.

(5)
Includes 112,500 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of May 7, 2004. Also includes warrants to purchase up to 350,000 shares of Common Stock at an exercise price equal to $0.05 (market price at the time of the grant), in connection with loans made by Mr. Huber to the Company since January 2003.

(6)
Includes 12,500 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of May 7, 2004. Also includes warrants to purchase up to 45,000 shares of Common Stock at an exercise price equal to $0.05 (market price at the time of the grant), in connection with loans made by Dr. Neusy to the Company since January 2003.

(7)
Includes 37,500 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of May 7, 2004. Includes a warrant to purchase up to 170,000 shares of Common Stock at an exercise price equal to $0.05 (market price at the time of the grant), in connection with loans made by an entity affiliated with Mr. Koenig to the Company since January 2003. Such beneficial ownership is disclaimed by Mr. Koenig, except to the extent of his proportionate interest in such entity. Includes 50,000 shares of Common Stock held of record by Mark Imowitz, with respect to which Mr. Koenig disclaims beneficial ownership. Also includes a warrant to purchase up to 240,000 shares of Common Stock at an exercise price equal to $0.05 (market price at the time of the grant), in connection with services rendered in connection with the asset sale to CooperSurgical Acquisition Corp. as more fully described in the Company's Form 8-K filed with the SEC on April 15, 2002.

For the purposes of the foregoing table, the business address of each director and executive officer referenced above is c/o Orthometrix, Inc., 106 Corporate Park Drive, Suite 102, White Plains, New York 10604.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table provides, for the periods indicated, certain summary information concerning the cash and non-cash compensation earned by, or awarded to, the Company's President (who also functions as the Company's chief executive officer) and the other most highly compensated executive officer during fiscal year 2003 (collectively referred to as the "named executive officers"):

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position				Securities Underlying Options (#)(1)	All Other Compensation($)(2)
	Year	Salary($)	Bonus($)
Reynald G. Bonmati Chairman of the Board, President and Treasurer	2003 2002 2001	445,311 447,203 408,369	0 100,000 0	180,000 430,000 180,000	3,115 3,205 3,357
Neil H. Koenig Chief Financial Officer	2003 2002 2001	60,000 17,500 N/A	0 0 N/A	50,000 100,000 N/A	0 0 N/A

(1)
Represents shares of Common Stock issuable upon exercise of options granted to the named executive officers.

(2)
Represents life insurance and long-term disability premiums paid by the Company, and, for Mr. Bonmati, also includes $2,700, $2,750 and $1,100, respectively of Company contributions to his 401(k) plan.

Employment Agreement

        On December 19, 2003, the Company renewed its May 1, 1998 Employment Agreement with Reynald G. Bonmati, Chairman of the Board, President, Treasurer and a director of the Company. The term of his Employment Agreement now extends to December 31, 2006. Under his initial Employment Agreement dated May 1, 1998, Mr. Bonmati was awarded an annual base salary comprised of $400,000 plus all costs related to the use of an automobile, including insurance, maintenance, repair, licenses and any applicable state or local income tax liabilities related thereto. His annual base salary is subject to annual adjustments to reflect cost of living increases in the Consumer Price Index for the New York-Northwestern New Jersey area. It may also be increased upon annual review by, and upon the discretion of, the Compensation Committee. Mr. Bonmati is also entitled to an annual bonus payment equal to 5% of the Company's annual income before taxes, payable within 30 days after the release of the Company's audited financial statements for such year. No bonus was payable under the Employment Agreement with respect to any fiscal year, including fiscal year 2003. Following the end of each fiscal quarter during the term of the Employment Agreement, Mr. Bonmati is to be granted options under the 1994 Plan to purchase up to 45,000 shares of Common Stock. Such options are to be granted two days after the Company announces its earnings for such quarter. The exercise price will be the closing price on the date of grant, and the options will vest in four equal annual installments. The Company's obligation to grant such options is subject to sufficient shares being available for grant. If the Company terminates Mr. Bonmati's employment during the term of the Employment Agreement other than for cause, all unvested options will be deemed vested, and all vested options will be exercisable at any time during the period ending on the first anniversary date of such termination.

Option Grants/Exercises in Fiscal Year 2003

        The following table sets forth certain information concerning grants of stock options made during the fiscal year ended December 31, 2003 to the named executive officers.

Stock Option Grants in Last Fiscal Year

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
	Number of Securities Underlying Options Granted(#)(1)	Percentage of Total Options Granted to Employees in Fiscal Year(%)
Name			Exercise Price ($/sh)	Expiration Date
					5% ($)	10% ($)
Reynald G. Bonmati	45,000 45,000 45,000 45,000	12 12 12 12	0.05 0.05 0.04 0.045	4/2/08 5/19/08 8/18/08 11/17/08	2,264 1,415 1,415 1,274	5,737 3,586 3,586 3,227
Neil H. Koenig	50,000	13	0.05	6/12/13	3,144	7,969

(1)
All options granted to Mr. Bonmati were granted pursuant to our Amended and Restated 1994 Stock Option and Incentive Plan and all options granted to Mr. Koenig were granted pursuant to our 2000 Non-Employee Directors' and Consultants' Stock Option Plan. These options are incentive stock options, except those granted to Mr. Bonmati, which are non-qualified stock options. All options become exercisable on each anniversary following the date of grant in four equal installments.

(2)
Pursuant to SEC rules, the table shows the value of the options at the end of the option terms (ten years) if the underlying market price of the Common Stock were to appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10%. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent upon the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

        The following tables set forth certain information concerning the exercise of options to purchase Common Stock by the named executive officers during fiscal year 2003 and the value at December 31, 2003 of outstanding options held by each of the named executive officers.

Option Exercises in Fiscal Year 2003 and Value of Options at December 31, 2003

			Number of Unexercised Options Held at Fiscal Year End (#)		Value of Unexercised In-the-Money(1) Options at Fiscal Year End ($)(2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Reynald G. Bonmati	0	0	707,500	762,500	394	2,306
Neil H. Koenig	0	0	25,000	125,000	0	0

(1)
Options are "in-the-money" if the closing market price of the Common Stock exceeds the exercise price of the options.

(2)
The exercise prices of all but 225,000 of such options were equal to or higher than $.05, the closing price of a share of Common Stock on December 31, 2003.

Compensation Committee Report on Executive Compensation

        General.    The Company's Compensation Committee is composed of three independent, non-employee directors. The Compensation Committee and the Board of Directors believe that compensation must be competitive, but that it should be directly and materially linked to the Company's performance. The compensation program is designed to attract and retain executive talent, to motivate executives to maximize operating performance, to provide an opportunity to measure performance on an individual basis, as well as on an overall Company-wide basis, and to link executive and stockholder interests through the grant of stock options.

        The key components of the Company's executive compensation program consist of salary, bonuses and stock options. The Compensation Committee's policy with respect to each of these elements, including the bases of the compensation awarded to Mr. Bonmati, the Company's President, are discussed below. Through this program, a very significant portion of the Company's executive compensation is linked to performance and the alignment of executive interests with those of stockholders. The long-term compensation of all Company executive officers consists of stock options; the short term compensation consists of base salary and, in certain cases, bonuses.

        Base Salary.    The Company has established base salary levels based upon competitive market pay rates, each executive's role in the Company and each executive's performance over time (including, where relevant, an executive's performance prior to joining the Company). Base salaries for executives are reviewed annually based on a variety of factors, including individual performance, market salary levels for comparable positions within comparable companies and the Company's overall financial results, and may be adjusted to reflect such factors.

        Bonuses.    At the end of each year, bonuses for executive officers may be recommended by the Company and reviewed and approved by the Compensation Committee. Any such bonuses will be payable out of a bonus pool determined by the Board of Directors or the Compensation Committee, and will be determined by measuring such officer's performance, the performance of the operations for which such officer has primary responsibility and the Company's overall performance against target performance levels to be established by the Compensation Committee. No bonuses were granted for fiscal year 2003.

        Stock Options.    The Compensation Committee believes that aligning management's interests with those of stockholders is an important element of the Company's executive compensation plan. Stock options align the interests of employees and stockholders by providing value to the executive officers through stock price appreciation only. At December 31, 2003, options to purchase an aggregate of 2,450,000 shares of Common Stock were outstanding under our Amended and Restated 1994 Stock Option and Incentive Plan. Options to purchase an aggregate of 700,000 shares of Common Stock were also outstanding under our 2000 Non-Employee Directors' and Consultants' Stock Option Plan. In all cases, the exercise prices of these options are not less than the fair market value of the Common Stock on the grant dates.

        Future awards of stock options will be made periodically at the discretion of the Compensation Committee, in certain cases, based upon recommendations of the Company's President. The size of such grants, in general, will be evaluated by regularly assessing competitive market practices, the individual's position and level of responsibility within the Company, and the overall performance of the Company, including its historic financial success and its future prospects. The Company believes that stock options are the single most important element in providing incentives for management performance and intends to continue to award significant amounts of stock options to officers and key employees.

        Compensation of the Chief Executive Officer.    Effective December 19, 2003, the Company renewed its May 1, 1998 Employment Agreement with Mr. Bonmati described above (see "Executive Compensation-Employment Agreements"). The Compensation Committee believes that it is critically important for the Company to demonstrate to third parties with whom the Company transacts business (e.g., potential customers and potential sources of financing), Mr. Bonmati's firm commitment to the Company for the long term. Mr. Bonmati's annual base salary for fiscal year 2003 was $445,311 and his Employment Agreement remained unchanged for fiscal year 2003. No bonus was awarded to Mr. Bonmati for fiscal year 2003.

                      Compensation Committee:
                          James J. Baker
                          Michael W. Huber
                          André-Jacques Neusy

Audit Committee Report

        Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditor is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee reviewed and discussed the audited financial statements with Company management, Imowitz Koenig (the Company's independent auditors until September 2002) and Radin, Glass (the Company's independent auditors since September 2002). Specifically, the Audit Committee has discussed with Imowitz Koenig and Radin, Glass matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380).

        The Audit Committee received from Imowitz Koenig and Radin, Glass the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with each of Imowitz Koenig and Radin, Glass the issue of its independence from the Company.

        Based on the Audit Committee's review of the audited financial statements and its discussions with both management and Radin, Glass noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

        Fees for services provided by Radin, Glass for fiscal years ended December 31, 2003 and 2002 were as follows:

  1.
  Audit Fees—The aggregate fees for the years ended December 31, 2003 and 2002 for professional services rendered by Radin, Glass for the audit of annual financial statements and review of financial statements included in any Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are approximately $26,000 and $22,000, respectively.

  2.
  Audit-Related Fees—The Company did not pay any audit-related fees during the years ended December 31, 2003 and 2002 that are not reported under paragraph 1 above.

  3.
  Tax Fees—The Company did not pay any fees during the years ended December 31, 2003 and 2002 for professional services rendered by the principal accountant for tax compliance, tax advice or tax planning.

  4.
  All Other Fees—The Company did not pay any other fees during the years ended December 31, 2003 and 2002 other than those reported in paragraph 1 above.

        All audit fees, audit-related fees, tax fees and all other fees were pre-approved by the Audit Committee. 100% of the hours expended on Radin, Glass's engagement to audit the Company's financial statements were performed by Radin, Glass's full-time, permanent employees.

        All audit and non-audit services that may be provided by Radin, Glass to the Company shall require pre-approval by the Audit Committee. Further, Radin, Glass shall not provide those services to the Company specifically prohibited by the SEC, including bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinion, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment advisor, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Oversight Board determines, by regulation, is impermissible.

                      Audit Committee:

                      James J. Baker
                      Michael W. Huber

Stock Performance Graph

        The following graph compares, from August 2, 1995 (the date that the Company's Common Stock began trading on The NASDAQ National Market following its initial public offering) through December 31, 2003, the percentage change in the Common Stock to the cumulative total return of the NASDAQ Composite Index (NASDAQ Composite) and the S&P Mid Cap Health Care Index (Mid Cap Health Care). The graph plots the growth in value of an initial $100 investment over the indicated time period, assuming the reinvestment of dividends. From August 2, 1995 to September 23, 1998, the Common Stock was traded on the NASDAQ National Market. The Common Stock has been quoted on the OTC Bulletin Board since September 23, 1998.

		As of December 31,
	As of August 2, 1995
		1995	1996	1997	1998	1999	2000	2001	2002	2003
Orthometrix, Inc.	$100	$221	$96	$107	$3	$8	$1	$1	$1	$1
NASDAQ Composite	100	106	130	159	224	413	251	198	136	204
S&P Mid Cap Health Care	100	122	113	123	158	161	247	234	185	210

TOTAL SHAREHOLDER RETURNS

        The performance of the Common Stock reflected above is not necessarily indicative of future performance of the Common Stock. The performance graph which appears above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, and shall not be deemed filed under either of such Acts except to the extent that the Company specifically incorporates this information by reference.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons holding more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Such directors, executive officers and ten-percent stockholders are also required to furnish the Company with copies of all such filed reports.

        Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required during the 2003 fiscal year, the Company believes that all Section 16(a) reporting requirements related to the Company's directors, executive officers and ten-percent stockholders were timely filed during fiscal year 2003.

CERTAIN RELATIONSHIPS AND
RELATED PARTY TRANSACTIONS

        During fiscal year 2003, the Company borrowed $1,095,000 from several directors and officers of the Company and issued notes bearing interest at prime plus one (5.00% as of December 31, 2003) which mature one year from their date of issuance.

        For all of the notes, the Company is obligated to prepay the principal amount within 10 days upon the occurrence of either of two events; if it (i) receives at least $1,000,000 from an equity financing or (ii) sells substantially all of its assets. In addition, for the $500,000 of notes issued from August 2003 through November 2003, the Company was obligated to prepay the principal amount within 10 days upon the Company receiving the remaining $500,000 from the Asset Sale, which was released by CooperSurgical Acquisition Corp. to the Company on January 30, 2004, as more fully described in the Company's Form 8-K filed with the SEC on April 15, 2002. In February 2004, $325,000 of the borrowings were repaid from the $500,000 of sale proceeds received from CooperSurgical Acquisition Corp. The unpaid portion of the borrowings has been consolidated and extended for one year. As additional compensation, the Company granted the note holders five-year warrants to purchase up to 1,095,000 shares of Common Stock at $0.05 per share. $45,683 of the proceeds received as of December 31, 2003 were allocated to the warrants based on the application of the Black-Scholes option pricing model, with the remaining proceeds of $1,049,317 allocated to the notes payable. The value allocated to the warrants is being amortized to interest expense over the term of the notes. At December 31 2003, the unamortized discount on the notes payable is $22,097.

        During fiscal years 2003 and 2002, the Company recorded interest expense of $51,230 and $49,243, respectively.

        In December 2003, the Company granted an entity affiliated with an officer of the Company warrants to purchase up to 240,000 shares of Common Stock at $0.05 per share as compensation for consulting services rendered. The value of the warrants was based on the application of the Black-Scholes option pricing model and valued at $11,665. The value of the warrants was recorded as a consulting expense and as additional paid-in-capital.

        The Company and Bionix L.L.C. (U.S.) ("Bionix"), a company of which Reynald G. Bonmati, the President and Chairman of the Board of the Company, is President, were parties to three exclusive four-year sub-distribution agreements pursuant to which the Company has the right to purchase and sell certain systems and products from Bionix at a fixed percentage discount from contractually-stated selling prices. Under two separate sub-distribution agreements, dated October 1, 1999, the Company had the right to purchase and sell the pQCT and Galileo systems and products. Under the third sub-distribution agreement, dated February 17, 2000, the Company had the right to purchase and sell the Genestone 190 systems and products. During fiscal year 2002, the Company purchased from Bionix systems and products equal to approximately $4,500. Following the asset sale to CooperSurgical

Acquisition Corp., the Company focused exclusively on its musculoskeletal products and all Bionix rights were assigned to the Company for one dollar. Such rights also include the exclusive and perpetual authority, right and license in North America to seek pre-market approval for the Orbasone, and to manufacture, market, sell and service the Orbasone. The Orbasone systems and products have not yet been approved by the U.S. Food and Drug Administration for sale in the United States.

SUBMISSION OF STOCKHOLDER PROPOSALS

        In accordance with Rules 14a-4(c) and 14a-5(e) promulgated under the Exchange Act, the Company hereby notifies its stockholders that it did not receive notice by January 5, 2004 of any other proposed matter to be submitted for stockholder vote at the Annual Meeting and, therefore, all proxies received in respect of the Annual Meeting will be voted in the discretion of the Company's management on any matters which may properly come before the Annual Meeting.

        Any proposal to be presented by a stockholder at the Company's 2005 Annual Meeting of Stockholders must be received in writing by the Company no later than January 5, 2005, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy relating to that meeting.

        The Company further notifies its stockholders that if the Company does not receive notice by January 5, 2005 of a proposed matter to be submitted to stockholders at the 2005 Annual Meeting of Stockholders, then any proxies held by members of the Company's management in respect of such meeting may be voted in the discretion of such management members on such matter if it shall properly come before such meeting, without any discussion of such proposed matter in the proxy statement to be distributed in respect of such meeting.

OTHER MATTERS

        The Board of Directors knows of no matters that are expected to be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. Should any other matter properly come before the Annual Meeting, however, the persons named in the form of proxy accompanying this Proxy Statement will vote all shares represented by proxies in accordance with their best judgment on such matters.

By Order of the Board of Directors
/s/ JAMES J. BAKER James J. Baker Secretary
Dated: May 14, 2004

APPENDIX A

ORTHOMETRIX, INC.

106 Corporate Park Drive
Suite 102
White Plains, NY 10604

AUDIT COMMITTEE CHARTER

        This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of Orthometrix, Inc. (the Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence: Organization

        The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of NASDAQ. The Committee shall maintain free and open communication with the independent auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

        One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO and the lead independent audit partner.

        The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors and management.

Responsibilities

        Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below.

        The Committee shall be responsible for:

  •
  Recommending to the Board the independent auditors to be nominated for shareholder approval to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

  •
  Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

  •
  Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards

A-1

    Board Standard Number 1, The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

  •
  Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

  •
  Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

  •
  Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

  •
  Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

  •
  Discussing with management and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

  •
  Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

        The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

A-2

PROXY
ORTHOMETRIX, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 10, 2004

        The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Reynald G. Bonmati and Neil H. Koenig or any of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at the EastRidge Conference Center located in the lobby of 707 Westchester Avenue, White Plains, New York 10604, at 10:00 a.m., local time, on Thursday, June 10, 2004, or at any adjournment thereof. The proxies shall vote subject to the directions indicated on the reverse side of this card and the proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

        The nominees for Director are: William Orr, Reynald G. Bonmati, Michael W. Huber, Neil H. Koenig, André-Jacques Neusy and Albert S. Waxman.

(To Be Signed on Reverse Side.)

A	☒	Please mark your votes as in this example.

The Board of Directors recommends that stockholders vote FOR ALL Directors and FOR Proposal 2.

		FOR ALL	WITHHOLD FOR ALL					FOR	AGAINST	ABSTAIN
1.	Election of directors.	☐	☐	Nominees:	William Orr Reynald G. Bonmati Michael W. Huber Neil H. Koenig André-Jacques Neusy	2.	Ratification of selection of Radin, Glass & Co., LLP as the Company's independent auditors for the fiscal year ending December 31, 2004	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write the name(s) on the space provided below.					Albert S. Waxman		Please complete, sign, date and mail the enclosed Proxy in the accompanying envelope even if you intend to be present at the meeting. Returning the Proxy will not limit your right to vote in person or to attend the Annual Meeting, but will ensure your representation if you cannot attend. If you hold shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of the proxy material. If so, please sign and return each of the proxy cards that you receive so that all of your shares may be voted. The Proxy is revocable at any time prior to its use.
SIGNATURE(S)	DATE
(Note Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

QuickLinks

GENERAL INFORMATION
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPOINTMENT OF INDEPENDENT AUDITORS
STOCK OWNERSHIP
EXECUTIVE COMPENSATION
Audit Committee Report
TOTAL SHAREHOLDER RETURNS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SUBMISSION OF STOCKHOLDER PROPOSALS
OTHER MATTERS
AUDIT COMMITTEE CHARTER
PROXY